===============================================================================




                                    COMMON STOCK

                                 PURCHASE AGREEMENT


                                       among

                            TELECOM WIRELESS CORPORATION
                                  (the "COMPANY")


                                        and


                          THE PERSONS LISTED ON SCHEDULE 1
                                 (the "PURCHASERS")





                             RULE 506 OFFERING - PART A




                              Dated as of May 25, 1999


===============================================================================

                                  TABLE OF CONTENTS

Section 1.       Common Stock. . . . . . . . . . . . . . . . . . . . . . . .1
   Section 1.1   Authorization, Issuance, and Sale of Common Stock.. . . . .1
   Section 1.2   Form of Payment.. . . . . . . . . . . . . . . . . . . . . .2
   Section 1.3   Initial and Additional Closings.. . . . . . . . . . . . . .2
   Section 1.4   Deliveries at Closing.. . . . . . . . . . . . . . . . . . .2

Section 2.       Purchaser's Representatives and Warranties. . . . . . . . .3
   Section 2.1   Investment Purpose. . . . . . . . . . . . . . . . . . . . .3
   Section 2.2   Accredited Purchaser Status.. . . . . . . . . . . . . . . .3
   Section 2.3   Reliance on Exemptions. . . . . . . . . . . . . . . . . . .3
   Section 2.4   Information.. . . . . . . . . . . . . . . . . . . . . . . .3
   Section 2.5   No Governmental Review. . . . . . . . . . . . . . . . . . .3
   Section 2.6   Transfer or Resale. . . . . . . . . . . . . . . . . . . . .4
   Section 2.7   Legends.. . . . . . . . . . . . . . . . . . . . . . . . . .4
   Section 2.8   Authorization Enforcement.. . . . . . . . . . . . . . . . .5
   Section 2.9   Residence.. . . . . . . . . . . . . . . . . . . . . . . . .5
   Section 2.10  No Scheme to Evade Registration.. . . . . . . . . . . . . .5

Section 3.       Representations And Warranties Of The Company . . . . . . .5
   Section 3.1   Organization and Qualification. . . . . . . . . . . . . . .5
   Section 3.2   Authorization, Enforcement, Compliance with Other
                 Instruments.. . . . . . . . . . . . . . . . . . . . . . . .5
   Section 3.3   Capitalization. . . . . . . . . . . . . . . . . . . . . . .6
   Section 3.4   Issuance of Securities. . . . . . . . . . . . . . . . . . .6
   Section 3.5   No Conflicts. . . . . . . . . . . . . . . . . . . . . . . .6
   Section 3.6   Financial Statements. . . . . . . . . . . . . . . . . . . .7
   Section 3.7   Absence of Certain Changes. . . . . . . . . . . . . . . . .8
   Section 3.8   Absence of Litigation.. . . . . . . . . . . . . . . . . . .8
   Section 3.9   Purchase of Purchased Common Shares.. . . . . . . . . . . .8
   Section 3.10  No Undisclosed Events, Liabilities, Developments, or
                 Circumstances.. . . . . . . . . . . . . . . . . . . . . . .8
   Section 3.11  No General Solicitation.. . . . . . . . . . . . . . . . . .8
   Section 3.12  No Integrated Offering. . . . . . . . . . . . . . . . . . .9
   Section 3.13  Employee Relations. . . . . . . . . . . . . . . . . . . . .9
   Section 3.14  Intellectual Property Rights. . . . . . . . . . . . . . . .9
   Section 3.15  Environmental Laws. . . . . . . . . . . . . . . . . . . . .9
   Section 3.16  Title.. . . . . . . . . . . . . . . . . . . . . . . . . . .9
   Section 3.17  Insurance.. . . . . . . . . . . . . . . . . . . . . . . . 10
   Section 3.18  Regulatory Permits. . . . . . . . . . . . . . . . . . . . 10
   Section 3.19  Internal Accounting Controls. . . . . . . . . . . . . . . 10
   Section 3.20  No Materially Adverse Contracts, Etc. . . . . . . . . . . 10
   Section 3.21  Tax Status. . . . . . . . . . . . . . . . . . . . . . . . 11
   Section 3.22  Certain Transactions. . . . . . . . . . . . . . . . . . . 11
   Section 3.23  Dilutive Effect.. . . . . . . . . . . . . . . . . . . . . 11
   Section 3.24  Fees and Rights of First Refusal. . . . . . . . . . . . . 11

Section 4.       Covenants.. . . . . . . . . . . . . . . . . . . . . . . . 11
   Section 4.1   Best Efforts. . . . . . . . . . . . . . . . . . . . . . . 11

   Section 4.2   Form D. . . . . . . . . . . . . . . . . . . . . . . . . . 11
   Section 4.3   Reporting Status. . . . . . . . . . . . . . . . . . . . . 12
   Section 4.4   Use of Proceeds.. . . . . . . . . . . . . . . . . . . . . 12
   Section 4.5   Financial Information.. . . . . . . . . . . . . . . . . . 12
   Section 4.6   Listings. . . . . . . . . . . . . . . . . . . . . . . . . 12
   Section 4.7   Expenses. . . . . . . . . . . . . . . . . . . . . . . . . 12
   Section 4.8   Authorized Shares of Common Stock, Reservation of Shares. 13
   Section 4.9   Corporate Existence.. . . . . . . . . . . . . . . . . . . 13
   Section 4.10  Transactions With Affiliates. . . . . . . . . . . . . . . 13
   Section 4.11  Transfer Agents.. . . . . . . . . . . . . . . . . . . . . 14
   Section 4.12  Shareholder Approval. . . . . . . . . . . . . . . . . . . 14
   Section 4.13  Transfer Agent Instructions.. . . . . . . . . . . . . . . 14

Section 5.       Conditions To The Company's Obligation To Sell. . . . . . 15

Section 6.       Conditions To The Purchasers' Obligation To Purchase. . . 15

Section 7.       Indemnification.. . . . . . . . . . . . . . . . . . . . . 16

Section 8.       Governing Law: Miscellaneous. . . . . . . . . . . . . . . 17
   Section 8.1   Governing Law.. . . . . . . . . . . . . . . . . . . . . . 17
   Section 8.2   Counterparts. . . . . . . . . . . . . . . . . . . . . . . 17
   Section 8.3   Headings. . . . . . . . . . . . . . . . . . . . . . . . . 18
   Section 8.4   Severability. . . . . . . . . . . . . . . . . . . . . . . 18
   Section 8.5   Entire Agreement. Amendments. . . . . . . . . . . . . . . 18
   Section 8.6   Notices.. . . . . . . . . . . . . . . . . . . . . . . . . 18
   Section 8.7   Successors and Assigns. . . . . . . . . . . . . . . . . . 19
   Section 8.8   No Third Party Beneficiaries. . . . . . . . . . . . . . . 19
   Section 8.9   Survival. . . . . . . . . . . . . . . . . . . . . . . . . 19
   Section 8.10  Publicity.. . . . . . . . . . . . . . . . . . . . . . . . 19
   Section 8.11  Further Assurances. . . . . . . . . . . . . . . . . . . . 20
   Section 8.12  Termination.. . . . . . . . . . . . . . . . . . . . . . . 20
   Section 8.13  Finder. . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Section 8.14  No Strict Construction. . . . . . . . . . . . . . . . . . 20


                            SCHEDULES AND EXHIBITS
              Schedule 1    List of Purchasers
              Schedule 2    Disclosure Schedule
              Exhibit A     Form of Repricing Warrant
              Exhibit B     Registration Rights Agreement
              Exhibit C     Escrow Agreement
              Exhibit D     Placement Agent Agreement
              Exhibit E     Opinion of Company Counsel
              Exhibit F     Irrevocable Transfer Agent Instructions

                           CROSS REFERENCE TO DEFINED TERMS





     Term                                               Defined in Section
     ----                                               ------------------

     Accredited Purchaser                                   Section 2.2
     Affiliate                                              Section 4.10
     Agreement                                              Preamble
     Articles of Incorporation                              Section 3.3
     Augsback                                               Section 1.4(e)
     Blue Sky                                               Section 4.2
     Bylaws                                                 Section 3.3
     Certificate of Designations                            Background
     Certificates                                           Section 1.4(b)
     Closing                                                Section 1.3
     Closing Date                                           Section 1.3
     Common Stock                                           Background
     Company                                                Preamble
     Controls                                               Section 4.10
     ERISA                                                  Section 2.20(a)(i)
     Environmental Laws                                     Section 3.15
     Escrow Agreement                                       Section 1.2
     Financial Statements                                   Section 3.6
     Indemnified Liabilities                                Section 7
     Indemnities                                            Section 7
     Intellectual Property                                  Section 3.14
     Irrevocable Transfer Agent Instructions                Section 1.4(i)
     NASD                                                   Section 4.12
     Purchase Price                                         Section 1.1
     Purchaser                                              Preamble
     Person                                                 Preamble
     Placement Agreement                                    Section 1.4(e)
     Purchased Common Shares                                Section 1.1
     Registration Period                                    Section 4.3
     Registration Rights Agreement                          Background
     Regulation D                                           Background
     Related Party                                          Section 4.10
     Rule 144                                               Section 2.6(b)
     Sale of the Company                                    Section 4.9
     Purchased Common Shares                                Background
     SEC                                                    Background
     1934 Act                                               Section 3.6
     1933 Act                                               Background

                                    COMMON STOCK
                                 PURCHASE AGREEMENT

       THIS COMMON STOCK PURCHASE AGREEMENT ("AGREEMENT") is made and entered into as of July 28, 1999, between TELECOM WIRELESS CORPORATION, a Utah corporation (the "COMPANY") and the Persons listed on Purchaser Signature Pages attached hereto (each of whom is individually referred to as a "PURCHASER" and all of whom collectively are referred to as the "PURCHASERS").

                                      BACKGROUND

       The Company has most recently authorized the issuance, sale, and delivery of up to Two Hundred Thousand (200,000) shares of the Company's Common Stock, par value $.001 (the "PURCHASED COMMON SHARES"), having previously authorized the issuance, sale, and delivery of up to 300,000 shares of the Company's Common Stock in the first part of this offering. The Purchased Common Shares upon issuance have accompanying repricing rights evidenced by a warrant in substantially the form attached hereto as EXHIBIT A (the "REPRICING WARRANT"), exercisable under certain circumstances for additional shares of Common Stock (the "REPRICING SHARES") at the exercise price of $.001. The Purchasers collectively wish to purchase, upon the terms and conditions stated in this Agreement, up to Two Hundred Thousand (200,000) shares of Common Stock in the respective amounts set forth on each Purchaser's signature page hereto. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in substantially the form attached hereto as EXHIBIT B (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act (as defined below) and the rules and regulations promulgated thereunder, and applicable state securities laws. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation D ("REGULATION D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), at the sole election of Purchasers in the event that a registration statement filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement is not declared effective by the Registration Deadline (as defined therein).

                                      AGREEMENT

       For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                     SECTION 1.    COMMON STOCK.

       SECTION 1.1 AUTHORIZATION, ISSUANCE, AND SALE OF COMMON STOCK. The Company has authorized in this Part B of the offering the sale and issuance in accordance with the terms of this Agreement of up to Two Hundred Thousand (200,000) shares of Common Stock having the rights and privileges set forth herein. The Company agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, at a Closing, the number of Purchased Common Shares set forth adjacent to the caption "PURCHASED COMMON SHARES" on the signature page to this Agreement of each Purchaser hereto at a purchase price of $7.00 per share (the "PURCHASE PRICE").

       SECTION 1.2 FORM OF PAYMENT. On or before the Closing Date, each Purchaser shall pay the Purchase Price for the Purchased Common Shares to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds to the Escrow Agent as follows:

                Bank:                    SunTrust Bank, Atlanta
                                         Corporate Trust Department
                ABA Routing No.:         061000104
                Center:                  008
                Account No.:             9088000008
                Attn:                    Rebecca Fischer
                Re:                      Telecom Wireless Corporation --
                                         Escrow Account

as more particularly described in Section 3 of that certain Escrow Agreement in the form attached hereto as EXHIBIT C (the "ESCROW AGREEMENT").

       SECTION 1.3 INITIAL AND ADDITIONAL CLOSINGS. The closings of the purchase and sale of the Purchased Common Shares shall take place at the offices of Balboni Law Group LLC, 3475 Lenox Road, N.E., Suite 990, Atlanta, Georgia 30326 at 10:00 a.m., within five (5) business days after the date hereof, subject to the satisfaction or waiver of the conditions set forth in Sections 5 and 6 below, or at such other location, date, and time as may be agreed upon between Purchaser and the Company (each such closing being called a "CLOSING" and such date and time being called the "CLOSING DATE"). Additional Closings shall take place at the above location by agreement of the parties from time to time in accordance with the terms of this Agreement.

       SECTION 1.4 DELIVERIES AT CLOSING. At the Closing the Company shall deliver to Purchasers:

              (a)    this Agreement, executed by the Company;

              (b) certificates in definitive form, registered in the name of each Purchaser, or the designee of such Purchaser, representing the Purchased Common Shares purchased by such Purchaser (the "CERTIFICATES");

              (c) a Repricing Warrant registered in the name of each Purchaser or the designee of such Purchaser, executed by the Company;

              (d)    the Registration Rights Agreement, executed by the Company;

              (e) the Placement Agent Agreement between the Company and Augsback and Associates, Inc. ("AUGSBACK"), in substantially the form attached hereto as EXHIBIT D (the "PLACEMENT AGREEMENT"), executed by the Company;

              (f) the opinion of Jody M. Walker, Esq., counsel to the Company, in substantially the form of EXHIBIT E hereto;

              (g)    the Escrow Agreement, executed by the parties thereto;

              (h) the certificates described in Sections 6(c) (the "COMPLIANCE CERTIFICATE") and 6(i) (the "SECRETARY CERTIFICATE") hereof, each executed by the Company; and

              (i) the Irrevocable Transfer Agent Instructions, in substantially the form of EXHIBIT F hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"), executed by the Company.

                     SECTION 2.    PURCHASER'S REPRESENTATIONS AND WARRANTIES.

       Each Purchaser represents and warrants with respect to only itself that:

       SECTION 2.1 INVESTMENT PURPOSE. Such Purchaser is acquiring the Purchased Common Shares and accompanying Repricing Warrants, and, upon conversion of the Repricing Warrants, will acquire the Repricing Shares then issuable (the Purchased Common Shares, the accompanying Repricing Warrant, and the Repricing Shares are hereinafter sometimes collectively, the "SECURITIES"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; PROVIDED HOWEVER, that by making the representations herein, such Purchaser does not agree to hold any Securities for any minimum or other specific term, and reserves the right to dispose of such Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

       SECTION 2.2 ACCREDITED INVESTOR STATUS. Such Purchaser is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

       SECTION 2.3 RELIANCE ON EXEMPTIONS. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Securities.

       SECTION 2.4 INFORMATION. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities, which have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend, or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below.
 Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

       SECTION 2.5 NO GOVERNMENTAL REVIEW. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

       SECTION 2.6 TRANSFER OR RESALE. Such Purchaser understands that except as provided in the Registration Rights Agreement:

              (a) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, or transferred unless;

                     (i)    subsequently registered thereunder;

                     (ii) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned, or transferred may be sold, assigned, or transferred pursuant to an exemption from such registration; or

                     (iii) such Purchaser provides the Company with reasonable assurance that such securities can be sold, assigned, or transferred pursuant to Rule 144 or promulgated under the 1933 Act (or a successor rule thereto);

              (b) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and

              (c) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

       SECTION 2.7 LEGENDS. Such Purchaser understands that the certificates or other instruments representing the Purchased Common Shares and, if and when issued until such time as the sale of the Repricing Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Repricing Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, when, (a) the sale of the Purchased Common Shares and the Repricing Shares is registered under the 1933 Act, (b) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment, or transfer of the Securities may be made without registration under the 1933 Act, or (c) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

       SECTION 2.8 AUTHORIZATION ENFORCEMENT. This Agreement has been duly and validly authorized, executed, and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

       SECTION 2.9 RESIDENCE. Such Purchaser is a resident of that country specified in its address on the Section of the Disclosure Schedule of Purchasers.

       SECTION 2.10 NO SCHEME TO EVADE REGISTRATION. Purchaser represents and warrants to the Company that the acquisition of the Purchased Common Shares and the Repricing Shares is not a transaction (or any element of a series of transactions) that is part of a plan or scheme by the Purchaser to evade the registration provisions of the 1933 Act.

                     SECTION 3.    REPRESENTATIONS AND WARRANTIES OF THE
                                   COMPANY

       The Company represents and warrants to each of the Purchasers that:

       SECTION 3.1 ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdictions of their respective incorporation, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiary corporations is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

       SECTION 3.2   AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER
INSTRUMENTS.

              (a) The Company has the requisite corporate power and authority to enter into and perform each of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agreement, the Repricing Warrants, and any related agreements (collectively, the "TRANSACTION AGREEMENTS"), and to issue the Securities in accordance with the terms hereof and thereof;

              (b) the execution and delivery of each of this Agreement and the other Transaction Agreements by the Company, and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Purchased Common Shares and the reservation for issuance and the issuance of the Repricing Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders;

              (c) each of the Transaction Agreements has been duly executed and delivered by the Company; and

              (d) each of the Transactions Agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

       SECTION 3.3 CAPITALIZATION. Immediately prior to Closing, the authorized capital stock of the Company consisted of 125,000,000 shares of capital stock, of which 100,000,000 shares are Common Stock, par value $.001, of which 14,990,135 are issued and outstanding, and 25,000,000 shares are Preferred Stock, par value $.001 ("PREFERRED STOCK") of which no shares are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in Section
3.3 of the Disclosure Schedule, no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in
Section 3.3 of the Disclosure Schedule, as of the effective date of this Agreement, (a) there are no outstanding options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (b) there are no other outstanding debt securities, and (c) except for the Registration Rights Agreement and this Agreement, there are no other agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. The Company has furnished to the Purchaser true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's Bylaws, as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

       SECTION 3.4 ISSUANCE OF SECURITIES. The Purchased Common Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, fully paid, and nonassessable, are free from all taxes, liens, and charges with respect to the issue thereof and are entitled to the rights and preferences set forth in the Purchased Common Shares. The Repricing Shares issuable upon conversion of the Repricing Warrants have been duly authorized and reserved for issuance. Upon conversion or exercise of the Repricing Warrants, the Repricing Shares will be validly issued, fully paid, and nonassessable, and free from all taxes, liens, and charges, with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

       SECTION 3.5   NO CONFLICTS.
Except as disclosed in Section 3.5 of the Disclosure Schedule, the execution, delivery, and performance of this Agreement and the Transaction Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, will not (a) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences, and Rights applicable to any Preferred Stock of the Company, or the Bylaws of the Company or (b) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in Section 3.5 of the Disclosure Schedule, neither the Company nor any subsidiary is in violation of any term of, or in default under, its Articles of Incorporation or Bylaws or their organizational charter or Bylaws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree, or order or any statute, rule, or regulation applicable to the Company or its subsidiaries.
The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and the other Transaction Agreements, and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization, or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver, and perform any of its obligations under or contemplated by this Agreement and the Transaction Agreements in accordance with the terms hereof or thereof. Except as disclosed in Section 3.5 of the Disclosure Schedule, all consents, uthorizations, orders, filings, and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

       SECTION 3.6 FINANCIAL STATEMENTS. Attached as Section 3.6 of the Disclosure Schedule are true, correct, and complete copies of: the 06/30/98 financial statements of the Company together with the audit report dated September 22, 1998 thereon, and the unaudited Balance Sheet of the Company dated March 31, 1999, and the unaudited Statements of Income, Cash Flows, and Stockholder's Equity for the nine months then ended (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company as of the respective dates indicated and the results of operations for such periods, and (iii) the audited Financial Statements have been prepared with consistently applied accounting principles throughout the periods involved. The Financial Statements do not contain any items of special or nonrecurring income, or other income not earned in the ordinary course of business, except as specifically set forth in Section 3.6 of the Disclosure Schedule. The financial books, financial records, and financial accounts of the Company shown to Purchaser accurately and fairly reflect, in reasonable detail, all transactions, assets, and liabilities of the Company. The Company has not engaged in any transaction, maintained any bank account, or used any of the funds of the Company, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of the Company. Except as reflected on Section
3.6 of the Disclosure Schedule, there is no liability or indebtedness of the Company for dividends or other distributions declared or accumulated but unpaid with respect to the Common Stock or the Purchased Common Shares. No other information provided by or on behalf of the Company to the Purchaser which is not included in the Financial Statements, including, without limitation, information referred to in Section 2.4 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

       SECTION 3.7   ABSENCE OF CERTAIN CHANGES.  Except as disclosed in
Section 3.7 of the Disclosure Schedule, since the date of the most recent audited Balance Sheet included in the Financial Statements, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations, or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

       SECTION 3.8 ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization, or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock, or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (a) have a material adverse effect on the transactions contemplated hereby, (b) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Agreements, or any of the other documents contemplated therein, or (c) except as expressly set forth in Section 3.8 of the Disclosure Schedule, have a material adverse effect on the business, operations, properties, financial condition, or results of operation of the Company and its subsidiaries taken as a whole.

       SECTION 3.9 PURCHASE OF PURCHASED COMMON SHARES. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the other Transaction Agreements and the transactions contemplated hereby and thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or agent or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by such Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

       SECTION 3.10 NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS, OR CIRCUMSTANCES. No event, liability, development, or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations, or financial condition, which could be material but which has not been publicly announced or disclosed in writing to Purchasers.

       SECTION 3.11 NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

       SECTION 3.12 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions.

       SECTION 3.13 EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

       SECTION 3.14 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets, and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Section 3.14 of the Disclosure Schedule, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets, or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of the trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret, or other similar rights of others, or of any such development of similar or identical trade secrets, or technical information by others and, except as set forth on Section 3.14 of the Disclosure Schedule, there is no claim, action, or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret, or other infringement, and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality, and value of all of their intellectual properties.

       SECTION 3.15  ENVIRONMENTAL LAWS.  The Company and its subsidiaries are
(a) in compliance with any and all applicable foreign, federal, state, and local laws and regulations relating to the protection of human health and safety, the environment, or hazardous, toxic substances, wastes, pollutants, or contaminants ("ENVIRONMENTAL LAWS"), (b) have received all permits, licenses, or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (c) are in compliance with all terms and conditions of any such permit, license, or approval.

       SECTION 3.16 TITLE. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, and defects except as described in Section 3.16 of the Disclosure Schedule or as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting, and enforceable leases with such exceptions as are not material, and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

       SECTION 3.17 INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks, and in such amounts, as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial, or otherwise, or the earnings, business, or operations of the Company and its subsidiaries, taken as a whole.

       SECTION 3.18 REGULATORY PERMITS. The Company and its subsidiaries possess all certificates, authorizations, and permits issued by the appropriate federal, state, or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit.

       SECTION 3.19 INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       SECTION 3.20 NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its subsidiaries is subject to any charter, corporate, or other legal restriction, or any judgment, decree, order, rule, or regulation which in the judgment of the Company's officers has, or is expected in the future to have, a material adverse effect on the business, properties, operations, financial condition, results of operations, or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has, or is expected to have, a material adverse effect on the business, properties, operations, financial condition, results of operations, or prospects of the Company or its subsidiaries.

       SECTION 3.21 TAX STATUS. Except as set forth on Section 3.21 of the Disclosure Schedule, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports, and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

       SECTION 3.22 CERTAIN TRANSACTIONS. Except as set forth on Section 3.22 of the Disclosure Schedule, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, and none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any corporation, partnership, trust, or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

       SECTION 3.23 DILUTIVE EFFECT. The Company understands and acknowledges that the number of Repricing Shares issuable upon conversion of the Repricing Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Repricing Shares upon conversion of the Repricing Warrants in accordance with this Agreement and the Repricing Warrant is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

       SECTION 3.24 FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents, or other third parties.

                             SECTION 4.    COVENANTS.

       SECTION 4.1 BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

       SECTION 4.2 FORM D. The Company shall, on or before the Closing Date, take such action as is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "BLUE SKY" laws of the respective states of the United States applicable to each Purchaser, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. Unless required to do so sooner under applicable state securities laws pursuant to the previous sentence, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing not later than 15 days after each such Purchaser's purchase hereunder.

       SECTION 4.3 REPORTING STATUS. Until the earlier of (a) the date as of which the Purchasers (as that term is defined in the Registration Rights Agreement) may sell all of the Repricing Shares without restriction pursuant to Rule l44(k) promulgated under the 1933 Act (or successor thereto), or (b) the date on which (i) the Purchasers shall have sold all the Repricing Shares and
(ii) none of the Purchased Common Shares is owned by any Purchaser (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act. The Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

       SECTION 4.4 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Purchased Common Shares for substantially the same purposes and in substantially the same amounts as indicated in Section 4.4 of the Disclosure Schedule.

       SECTION 4.5 FINANCIAL INFORMATION. The Company agrees to send the following to each Purchaser during the Registration Period and while a Registration Statement with respect to the Securities is in effect: (a) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K, and any registration statements or amendments filed pursuant to the 1933 Act; (b) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries, (c) copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders; and
(d) with reasonable promptness, such other financial information and data with respect to the Company as Purchaser may request.

       SECTION 4.6 LISTINGS. The Company shall promptly secure the listing of the Purchased Common Shares and Repricing Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Purchased Common Shares and Repricing Shares from time to time issuable under the terms of the Registration Rights Agreement. The Company shall maintain the Common Stock's authorization for quotation in the over-the-counter market. The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market.

       SECTION 4.7 EXPENSES. Any costs and expenses incurred by a Purchaser in connection with its own negotiation, investigation, preparation, execution, and delivery of this Agreement and the Registration Rights Agreement and the Escrow Agreement shall be borne by such Investor. The legal costs and expenses for Augsback and its counsel (not to exceed $12,000 in legal fees plus all expenses for the First Closing) shall be paid for by the Company at the First Closing, and the legal fees and expenses for all subsequent Closings (not to exceed $4,000 in legal fees plus all expenses for the Second Closing and $2,500 for each subsequent Closing) shall be paid for by the Company at each subsequent Closing. These Transaction Fees are fixed at this level based upon Augsback's counsel providing all documents necessary for a given Transaction, and receiving a level of comments to these documents that do not require extensive negotiations or redrafting. However, should such counsel encounter any situation requiring extensive negotiation or redrafting of documents (for example if, after a first closing, substantial comments are received from the issuer or an investor or substantial revisions are required for a subsequent Closing), the fee limits discussed above would not apply and the fees in such case would be substantially based upon such firm's hourly rates for those attorneys and Firm personnel performing work on that Closing.

       SECTION 4.8 AUTHORIZED SHARES OF COMMON STOCK, RESERVATION OF SHARES. The Company shall at all times, so long as any of the Repricing Warrants are outstanding and subject to conversion, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Repricing Warrants, such number of shares of Common Stock equal to or greater than 200% of the number of shares of Common Stock which are issuable upon conversion of all Repricing Warrants which are then outstanding or which could be issued at any time under this Agreement.

       SECTION 4.9 CORPORATE EXISTENCE. So long as any Repricing Warrants remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of the Company's assets, or any similar transaction or related transactions (each such transaction, a "SALE OF THE COMPANY") except if the surviving or successor entity in such transaction (a) expressly assumes, in writing, the Company's obligations hereunder and under the Registration Rights Agreement, the Repricing Warrants, and any other agreements and instruments entered into or delivered by the Company in connection herewith and (b) is a publicly traded corporation whose Common Stock is listed for trading on the New York Stock Exchange, Inc., the American Stock Exchange, or the NASDAQ National Market.

       SECTION 4.10 TRANSACTIONS WITH AFFILIATES. So long as (a) any Repricing Warrants are outstanding or (b) any Purchaser owns Repricing Shares with a market value equal to or greater than $200,000, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify, or supplement, or permit any subsidiary to enter into, amend, modify, or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock or affiliates, or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "RELATED PARTY"), except for (i) customary employment arrangements and benefit programs on reasonable terms, (ii) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (iii) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (1) has a 5% or more equity interest in that person or entity,
(2) has 5% or more common ownership with that person or entity, (3) controls that person or entity, or (4) share common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

       SECTION 4.11 TRANSFER AGENTS. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the transfer agent execute and agree to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

       SECTION 4.12 SHAREHOLDER APPROVAL. The Company covenants to submit to its shareholders at its next shareholder meeting a proposal for ratification of the issuance of the Securities, if and as required by the rules of the National Association of Securities Dealers, Inc. (the "NASD") applicable to the transaction. To the best of the Company's knowledge and belief, no Shareholder approval is required.

       SECTION 4.13 TRANSFER AGENT INSTRUCTIONS. The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent or any successor transfer agent appointed pursuant to Section 4.11, above, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Repricing Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Repricing Warrants. Prior to registration of the Purchased Common Shares and Repricing Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2.7 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.13, and stop transfer instructions to give effect to Section 2.6 hereof (in the case of the Repricing Shares, prior to registration of such shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 4.13 shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Purchased Common Shares or Repricing Shares. If the Purchaser provides the Company with an opinion of counsel, reasonably satisfactory in form, and substance to the Company, that registration of a resale by any Purchaser of any of the Purchased Common Shares or Repricing Shares is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Repricing Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.13 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.13, that Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

             SECTION 5.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

       The obligation of the Company hereunder to issue and sell the Purchased Common Shares to Purchasers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, PROVIDED that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

              (a) The Purchaser shall have executed Purchaser Signature Pages to this Agreement, the Registration Rights Agreement, and the Escrow Agreement and delivered the same to the

       Company.

              (b) Purchasers shall have delivered to the Company the Purchase Price for the Purchased Common Shares being purchased by the Purchaser at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

              (c) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchaser shall have performed, satisfied, and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied, or complied with by the Purchaser at or prior to the Closing Date.

          SECTION 6.    CONDITIONS TO THE PURCHASERS' OBLIGATION TO PURCHASE.

       The obligation of Purchasers hereunder to purchase the Purchased Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, PROVIDED that these conditions are for the Purchasers' sole benefit and may be waived by Purchasers at any time in their sole discretion:

              (a) The Company shall have executed this Agreement and the other applicable Transaction Agreements and delivered the same to Purchasers.

              (b) The Common Stock shall be authorized for quotation on the electronic bulletin board, over-the-counter market, AMEX, the NASDAQ National Market, or The New York Stock Exchange, Inc., trading in the Common Stock shall not have been suspended for any reason, and all of the Repricing Shares issuable upon conversion of the Repricing Warrants shall be approved for listing on the electronic bulletin board, over-the-counter market, AMEX, the NASDAQ National Market, or The New York Stock Exchange, Inc.

              (c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior to the Closing Date. Purchasers shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Purchasers including, without limitation an update as of the Closing Date regarding the representation contained in Section 3.3 above.

              (d) The Purchaser shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope, and substance reasonably satisfactory to the Purchaser and in substantially the form of EXHIBIT E attached hereto.

              (e) The Company shall have executed and delivered to the Purchaser the Certificates (in such denominations as the Purchaser shall request) for the Purchased Common Shares being purchased by the Purchaser at the Closing.

              (f) The Board of Directors of the Company shall have authorized and adopted the resolutions in substantially the form attached to the Secretary Certificate delivered herewith.

              (g) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Repricing Warrants, such number of shares of Common Stock equal to or greater than 200% of the number of shares of Common Stock for which are issuable upon conversion of all of the Repricing Warrants which could be issued at any time under this Agreement.

              (h) The Irrevocable Transfer Agent Instructions, in substantially the form of EXHIBIT F attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

              (i) Purchaser shall have received a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the Articles of Incorporation as then in effect, certified or bearing evidence of filing by the Department of State of the State of Utah, and
       (B) a certificate of said Department of State, dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all franchise taxes by the Company, and listing all documents of the Company on file with said Department of State; (C) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (D) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the shareholders of the Company authorizing the execution, delivery, and performance of this Agreement and the issuance, sale, and delivery of the Purchased Common Shares, the issuance and delivery of the Repricing Shares issuable upon conversion of the Repricing Warrants, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the foregoing agreements and the transactions contemplated thereby; (E) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (A) above; and (F) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the other Transaction Agreements, and any certificate or instrument furnished pursuant hereto and thereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate.

                            SECTION 7.    INDEMNIFICATION.

       In consideration of the Purchaser's execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify, and hold harmless the Purchaser and each other holder of the Securities and all of their officers, directors, employees, and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the other Transaction Agreements or any other certificate, instrument, or document contemplated hereby or thereby, (b) any breach of any covenant, agreement, or obligation of the Company contained in this

Agreement, the other Transaction Agreements or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit, or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, or enforcement of this Agreement or any other instrument, document, or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Purchased Common Shares, or the status of the Purchaser or holder of the Purchased Common Shares or the Repricing Shares, as a Purchaser in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                     SECTION 8.    GOVERNING LAW; MISCELLANEOUS.

       SECTION 8.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this agreement or the subject matter contemplated by this agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 ET SEQ., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and pre-judgment interest. Notwithstanding the foregoing, Purchaser may at any time and at its option, whether or not an arbitration action is then pending, initiate a civil action for temporary and permanent injunctive and other equitable relief against Company. Company acknowledges that upon any breach of Purchaser's conversion rights hereunder, Purchaser's resulting injury may not be adequately compensated by a remedy at law. Accordingly, upon such breach, Purchaser, at its election and without limitation of its other remedies, shall be entitled to pursue a claim for specific performance of this Agreement, and Company hereby waives the right to assert any defense thereto that Purchaser has an adequate remedy at law. The parties further agree that any arbitration action between them shall be heard in Littleton, Colorado, and expressly consent to the jurisdiction and venue of the Superior Court of Arapahoe County, Colorado, and the United States District Court for the District of Colorado, Denver Division, for the adjudication of any civil action asserted pursuant to this Paragraph.

       SECTION 8.2 COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

       SECTION 8.3 HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

       SECTION 8.4 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

       SECTION 8.5 ENTIRE AGREEMENT. AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

       SECTION 8.6 NOTICES. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, PROVIDED a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

           if to the Company:

                                   Telecom Wireless Corporation
                                   5299 DTC Boulevard, 12th Floor
                                   Englewood, Colorado 80111
                                   Attn:  James C. Roberts, President
                                   Telephone:  (303) 357-0170
                                   Facsimile:  (303) 357-0100

           with a copy (which shall not constitute notice) to:

                                   Jody M. Walker, Esq.
                                   7841 South Garfield Way
                                   Littleton, Colorado 80122
                                   Telephone:  (303) 850-7637
                                   Facsimile:  (303) 220-9902

           if to Transfer Agent:

                                   Corporate Stock Transfer, Inc.
                                   370 17th Street, Suite 2350
                                   Denver, Colorado 80202
                                   Attn:  Compliance Department
                                   Telephone:  (303) 282-4800
                                   Facsimile:  (303) 282-5800

       If to any Purchaser, to the address and facsimile number on its Purchaser signature page attached hereto, with copies to such Purchaser's counsel as set forth on such Purchaser's signature page. Each party shall provide five (5) day's prior written notice to the other party of any change in address or facsimile number.

       SECTION 8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this

Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder without the consent of the Company, PROVIDED HOWEVER, that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

       SECTION 8.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

       SECTION 8.9   SURVIVAL.  Unless this Agreement is terminated under
Section 8.12, the representations and warranties of the Company and the Purchaser contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5, and 6, and the indemnification provisions set forth in Section 7, shall survive the Closing. The Purchaser shall be responsible only for its own representations, warranties, agreements, and covenants hereunder.

       SECTION 8.10 PUBLICITY. The Company and Purchasers shall have the right to approve, before issuance, any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED HOWEVER, that the Company shall be entitled, without the prior approval of Purchasers, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

       SECTION 8.11 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       SECTION 8.12 TERMINATION. In the event that the Closing shall not have occurred with respect to the Purchaser on or before five (5) business days from the date hereof due to the Company's or Purchasers' failure to satisfy the conditions set forth in Sections 5 and 6 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

       SECTION 8.13 FINDER. The Company acknowledges that it has engaged a finder in connection with the sale of the Purchased Common Shares, which finder may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any finder's fees (which includes cash and warrants to purchase Common Stock) relating to or arising out of the transactions contemplated hereby.

       SECTION 8.14 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                              COMPANY SIGNATURE PAGE
                                        TO
                         COMMON STOCK PURCHASE AGREEMENT

       IN WITNESS WHEREOF, Purchasers and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.

                                               COMPANY

                                               TELECOM WIRELESS CORPORATION

                                               By: /s/ James C. Roberts
                                                  -----------------------------
                                                  James C. Roberts, President


                   [SIGNATURES OF PURCHASERS ON FOLLOWING PAGES.]

                             PURCHASER SIGNATURE PAGE
                                        TO
                          COMMON STOCK PURCHASE AGREEMENT

                                              PURCHASER


                                              By:
                                                 ------------------------------

                                              Name:
                                                   ----------------------------

                                              Title:
                                                    ---------------------------

===============================================================================

PURCHASER NAME
("PURCHASER")
ADDRESS AND
FACSIMILE NUMBER
-------------------------------------------------------------------------------

SECURITIES PURCHASED
-------------------------------------------------------------------------------

PURCHASE PRICE
-------------------------------------------------------------------------------

PURCHASER'S LEGAL COUNSEL
ADDRESS AND
FACSIMILE NUMBER
-------------------------------------------------------------------------------

===============================================================================

                             PURCHASER SIGNATURE PAGE
                                        TO
                         COMMON STOCK PURCHASE AGREEMENT

                                             PURCHASER


                                             ----------------------------------
                                             [Individual Purchaser Name]


===============================================================================

PURCHASER NAME
("PURCHASER")
ADDRESS AND
FACSIMILE NUMBER
-------------------------------------------------------------------------------

SECURITIES PURCHASED
-------------------------------------------------------------------------------

PURCHASE PRICE
-------------------------------------------------------------------------------

PURCHASER'S LEGAL COUNSEL
ADDRESS AND
FACSIMILE NUMBER
-------------------------------------------------------------------------------

===============================================================================

                                     SCHEDULE 1
                                DISCLOSURE SCHEDULE
                                         TO
                                    COMMON STOCK
                                 PURCHASE AGREEMENT

SECTION 3.3    CAPITALIZATION.


SECTION 3.5    CONFLICTS.


SECTION 3.6    FINANCIAL STATEMENTS.


SECTION 3.8    LITIGATION


SECTION 3.14   INTELLECTUAL PROPERTY


SECTION 3.16   LIENS


SECTION 3.21   TAX STATUS


SECTION 3.22   CERTAIN TRANSACTIONS


SECTION 4.4    USE OF PROCEEDS

                                     EXHIBIT A
                                         TO
                                    COMMON STOCK
                                 PURCHASE AGREEMENT

                             FORM OF REPRICING WARRANT

                                     EXHIBIT B
                                         TO
                                    COMMON STOCK
                                 PURCHASE AGREEMENT

                       FORM OF REGISTRATION RIGHTS AGREEMENT

                                     EXHIBIT C
                                         TO
                                    COMMON STOCK
                                 PURCHASE AGREEMENT

                              FORM OF ESCROW AGREEMENT

                                     EXHIBIT D
                                         TO
                                    COMMON STOCK
                                 PURCHASE AGREEMENT

                          FORM OF PLACEMENT AGENT AGREEMENT

                                     EXHIBIT E
                                         TO
                                    COMMON STOCK
                                 PURCHASE AGREEMENT

                             OPINION OF COMPANY COUNSEL

                                     EXHIBIT F
                                        TO
                                   COMMON STOCK
                                PURCHASE AGREEMENT

                   FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                  Schedule to Common Stock Purchase Agreement
                              Dated May 25, 1999
                            Identifying Purchasers

             Purchaser                                         Date             No. of Shares
             ---------                                         ----             -------------
Anglo Irish Nominees (Trusts) Ltd. A/C GRC241                May 1999              10,000

Warren Zee                                                 May 25, 1999            35,000

Chelverton Fund Ltd.                                       May 25, 1999            15,000

Thomson Kernaghan & Co., Ltd., As Agent                    June 9, 1999           180,000

William R. Gillespie                                       July 2, 1999             2,000

Daniel A. Gooze                                            July 2, 1999             6,000

Robert L. Primm                                            July 2, 1999             2,000

Gray M. Magee, Jr.                                         July 2, 1999             2,000

Arab Commerce Bank Ltd.                                    July 2, 1999            14,285

Steve Bell                                                 July 16, 1999            1,000

Robert L. Franks                                           July 16, 1999            1,000

Francis J. Fernandez, Jr.                                  July 16, 1999            7,000

Dale Geringer                                              July 16, 1999            5,000

Richard Geringer                                           July 16, 1999            5,000

Robert Geringer                                            July 16, 1999            2,000

Victor P. LaRosa                                           July 16, 1999            6,000

Magid Family Trust                                         July 16, 1999            3,500

James and Donita Zeller                                    July 16, 1999            1,000
